UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 8, 2008

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

General Electric Company (the “Company”) is filing this Form 8-K to update the financial information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (“2007 10-K”) and segment results for the six quarters ended June 30, 2008, to reflect our revised financial information and disclosures as a result of our segment reorganization and the effects of reporting our Japanese mortgage and card businesses as discontinued operations.

As described in our Form 8-K filed July 25, 2008, we reorganized our businesses effective July 25, 2008. We believe that this new organizational structure simplifies the company and aligns businesses for growth and efficiency.

Our five operating segments as of July 25, 2008, were as follows:

•
Technology Infrastructure – the combination of our previous Healthcare segment, the Aviation and Transportation businesses of our previous Infrastructure segment and the Enterprise Solutions business of our previous Industrial Products segment

•
Energy Infrastructure – the combination of our Energy (including our motors business which was previously reported in our Industrial Products segment), Oil & Gas and Water & Process Technologies businesses of our previous Infrastructure segment

•
Capital Finance – the combination of our previous Commercial Finance and GE Money segments and the Aviation Financial Services, Transportation Finance and Energy Financial Services businesses of our previous Infrastructure segment

•	NBC Universal − unchanged

•	Consumer & Industrial – the Consumer & Industrial business (excluding our motors business) of our previous Industrial Products segment

More detailed business descriptions are presented in the exhibits referred to in Item 9.01.

As required by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 131, Disclosures about Segments of an Enterprise and Related Information, consolidated financial statements issued by GE in the future will reflect modifications to our previous reportable segments resulting from these organizational changes, including reclassification of all comparative prior period segment information. Accordingly, in this Form 8-K, we are providing the required reclassified information about this reorganization as it relates to prior periods.

As previously reported in our second quarter 2008 Form 10-Q, subsequent to the end of the second quarter of 2008, we reached an agreement to sell GE Money Japan, which is comprised of our Japanese personal loan business (Lake) and our Japanese mortgage and card businesses, excluding our minority ownership in GE Nissen Credit Co., Ltd.  During the third quarter of 2008, we completed the sale of GE Money Japan. This Form 8-K also reflects GE Money Japan as discontinued operations and revises the financial position, results of operations and cash flows reported in the Statement of Financial Position, Statement of Earnings, and Statement of Cash Flows for the addition of our Japanese mortgage and card businesses, excluding our minority ownership in GE Nissen Credit Co., Ltd., to discontinued operations.

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Also, as previously reported in our second quarter 2008 Form 10-Q, during the course of an internal review in connection with our ongoing U.S. Securities and Exchange Commission investigation, we identified certain immaterial items with respect to the Statement of Cash Flows that we have corrected from amounts in previous filings. These items primarily relate to elimination of intercompany transactions between GE and GECS and include effects of clerical errors, errors in elimination classifications among operating, investing and financing activities and transaction-reporting errors involving identification of intercompany transactions that had not previously been eliminated in the Consolidated Statement of Cash Flows. These errors had no effects on our total cash or cash equivalents, nor did they affect our financial position or results of operations. This Form 8-K reflects the effects of these immaterial corrections for the Statement of Cash Flows for the years ended December 31, 2007, 2006 and 2005.

Item 9.01 Financial Statements and Exhibits

Exhibit 23 − Consent of KPMG LLP.

The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede only our segment results for the six quarters ended June 30, 2008 and those portions of our 2007 10-K that are most affected by our recent segment reorganization and the reporting of our Japanese mortgage and card businesses as discontinued operations.

All other information in our quarterly reports and the 2007 10-K has not been updated for events or developments that occurred subsequent to the filing of the 2007 10-K with the U.S. Securities and Exchange Commission. For developments since the filing of the 2007 10-K, please refer to the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 and June 30, 2008, and the Company’s Forms 8-K filed since the filing of the 2007 10-K. For information concerning the effects of recent conditions in the financial markets on the Company’s earnings guidance and operating plan, please refer to the Company’s Forms 8-K filed on September 25, 2008 and October 1, 2008. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2007 10-K and subsequent SEC filings.

•	Exhibit 99(a) − revised descriptions of our businesses based on our new organization.

•	Exhibit 99(b) − revised segment results, with annual results for the five years ended December 31, 2007, and quarterly results for the six quarters ended June 30, 2008.

•
Exhibit 99(c) − complete revised Management’s Discussion and Analysis and consolidated financial statements from our 2007 10-K. Financial statements in this exhibit are now our historical financial statements.

Forward-Looking Statements

This document contains “forward-looking statements”– that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could adversely or positively affect our future results include: the behavior of financial markets, including fluctuations in interest and exchange rates, commodity and equity prices and the value of financial assets; continued volatility and further deterioration of the capital markets; the commercial and consumer credit environment; the impact of regulation and regulatory, investigative and legal actions; strategic actions, including acquisitions and dispositions; future integration of acquired businesses; future financial performance of major industries which we serve, including, without limitation, the air and rail transportation, energy generation, media, real estate and healthcare industries; and numerous other matters of national, regional and global scale, including those of a political, economic, business and competitive nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We have not updated our forward-looking statements made as of the original filing date of our 2007 10-K to account for subsequent events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: October 8, 2008	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

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